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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported) July 19, 1999
                                                          -------------

                               FIRST CAPITAL, INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Indiana                       0-25023                  35-2056949
      -------                       -------                  ----------
(State or other Jurisdiction of    (Commission               (IRS Employer
Incorporation or Organization      File Number)              Identification No.)

                 220 Federal Drive N.W., Corydon, Indiana 47112
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               (Address of Principal Executive Offices) (Zip Code)

                                 (812) 738-2198
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)







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ITEM 5.  OTHER EVENTS.
         ------------

      On July 19, 1999, First Capital, Inc. ("First Capital"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with HCB Bancorp ("HCB") pursuant to which First Capital and HCB will combine in a merger of equals. The Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement provides that FC Acquisition Corp., a wholly-owned subsidiary of First Capital, will be merged with and into HCB, with HCB being the surviving entity (the "Merger") and becoming a wholly-owned subsidiary of First Capital. Immediately following consummation of the Merger, HCB will adopt a plan of liquidation pursuant to which it will merge with and into First Capital. Immediately following the combination of First Capital and HCB, Harrison County Bank, a bank organized under the laws of the State of Indiana and a subsidiary of HCB ("HC Bank"), will merge with and into First Federal Bank, a Federal Savings Bank, a federally chartered savings bank and wholly-owned subsidiary of First Capital ("First Federal").

      Pursuant to the terms of the Merger Agreement, each share of HCB common stock, no par value per share, issued and outstanding at the Effective Time of the Merger, shall become and be converted into the right to receive 15.5 shares of First Capital common stock, par value $.01 per share. Upon consummation of the Merger, the Board of Directors of First Capital will be increased from seven to fourteen members and will consist of the then-current members of the Boards of Directors of First Capital and HCB and the Board of Directors of First Federal also will be increased from seven to fourteen members and will consist of the then-current members of the Boards of Directors of First Federal and HC Bank.

      Consummation of the Merger is subject to various conditions, including the approval of the shareholders of First Capital and HCB and the receipt of all requisite regulatory approvals.

      The joint press release issued by First Capital and HCB with respect to the Merger is filed herewith as Exhibit 99.1.

      The summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such documents filed as an exhibit herewith and incorporated herein by reference.

ITEM 7(C).    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

Exhibit 2.1 Agreement and Plan of Merger, dated as of July 19, 1999, by and among First Capital, Inc., FC Acquisition Corp. and HCB Bancorp

Exhibit 99.1 Joint Press Release issued by First Capital, Inc. and HCB Bancorp on July 20, 1999


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST CAPITAL, INC.



Dated:    July 22, 1999             By: /s/ J. Gordon Pendleton
                                        -----------------------------------
                                        J. Gordon Pendleton
                                        Chairman of the Board and
                                         Chief Executive Officer







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                                  EXHIBIT INDEX


Exhibit 2.1 Agreement and Plan of Merger, dated as of July 19, 1999, by and among First Capital, Inc., FC Acquisition Corp. and HCB Bancorp

Exhibit 99.1 Joint Press Release issued by First Capital, Inc. and HCB Bancorp on July 20, 1999.